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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 24, 1998


                            OSAGE SYSTEMS GROUP, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                      0-22808                       95-4374983
(State or other            (Commission File No.)              (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                            1661 East Camelback Road
                                    Suite 245
                                Phoenix, AZ 85016
                     (Address of principal executive office)



Registrant's telephone number, including area code:  (602) 274-1299


                   (Former name or former address, if changed since last report)
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ITEM 2:           ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF OPEN SYSTEM TECHNOLOGIES, INC.

         On April 24, 1998, Osage Systems Group, Inc. completed the acquisition of Open System Technologies, Inc. ("OST"). OST has been in the systems integration business since 1992 and is headquartered in Pompano Beach, FL, with a satellite software sales office in Melbourne, FL. OST installs open-system computer products that provide businesses with comprehensive solutions for Network Integration, Internet Access, System Security, Network and Systems Management, including Enterprise-wide Backup. OST is a value-added reseller for Sun Microsystems, Hewlett-Packard and Lawson Software. Lawson Software is a provider of client-server accounting, human resources, materials management and distribution management software and is a leader in web-based financial applications. In 1997, OST was ranked by the South Florida Business Journal as the 23rd fastest growing high-tech company and the 28th fastest growing company in South Florida. OST employs 24 people and during its most recent fiscal year, realized revenues of $11.9 million.

         The OST acquisition was completed for a purchase price of $5.0 million; payable $2.5 million in cash, $2.0 million in newly issued common shares priced at $6.00 per share and $500,000 in a key employee retention program.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Acquired Business

                  It is impracticable at the time of the filing of this Current Report to provide the historical financial information for OST required by Regulation S-X. Accordingly, the Company will file the required historical financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

         (b)      Pro Forma Financial Statements of Businesses

                  It is impracticable at the time of the filing of this Current Report to provide the pro forma financial information for OST required by Regulation S-X. Accordingly, the Company will file the required pro forma financial statements under cover of an Amendment to this Current Report on Form 8-K as soon as practicable, but in any event, not later than 60 days after the date on which this Current Report must be filed with the Commission.

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         (c) Exhibits (referenced to Item 601 of Regulation S-K).

2.9      Stock Purchase Agreement by and between Osage Systems Group, Inc. and
         O. Jack Anderson

10.15 Consulting Agreement by and between Osage Systems Group, Inc. and O. Jack Anderson

10.16    Noncompetition Agreement by and between Osage Systems Group, Inc. and
         O. Jack Anderson

10.17 Registration Rights Agreement by and between Osage Systems Group, Inc. and O. Jack Anderson

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 6, 1998                           OSAGE SYSTEMS GROUP, INC.


                                              BY: /s/ Jack R. Leadbeater
                                                  ------------------------------
                                                      Jack R. Leadbeater
                                                      Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit                                                                           Page Number in
Number                                                                              Rule 0-3(b)
(Referenced to                                                                      Sequential
Item 601 of                                                                      Numbering System
Reg. S-K)                                                                        Where Exhibit Can
                                                                                      Be Found

2.9      Stock Purchase Agreement by and between Osage Systems Group, Inc. and
         O. Jack Anderson

10.15    Consulting Agreement by and between Osage Systems Group, Inc. and O.
         Jack Anderson

10.16    Noncompetition Agreement by and between Osage Systems Group, Inc. and
         O. Jack Anderson

10.17    Registration Rights Agreement by and between Osage Systems Group, Inc.
         and O. Jack Anderson

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